Exhibit 99.4

UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED FINANCIAL DATA

On July 11, 2021, Lakeland Bancorp, Inc. (“Lakeland Bancorp”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with 1st Constitution Bancorp (“1st Constitution”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, 1st Constitution will merge with and into Lakeland Bancorp, with Lakeland Bancorp continuing as the surviving entity (the “Merger”).

The unaudited pro forma combined condensed consolidated balance sheet combines the historical information of Lakeland and 1st Constitution as of June 30, 2021 and assumes that the merger was completed on that date. The unaudited pro forma combined condensed consolidated income statements combine the historical financial information of Lakeland and 1st Constitution and give effect to the merger as if it had been completed as of the beginning of the fiscal year ended December 31, 2020.

The unaudited pro forma combined condensed consolidated financial data, while helpful in illustrating the financial characteristics of the resulting company under one set of assumptions, does not reflect the benefits of expected cost savings or opportunities to earn additional revenue and, accordingly, does not attempt to predict or suggest future results. It also does not necessarily reflect what the historical results of the resulting company would have been had our companies been combined during these periods.

The unaudited pro forma combined condensed consolidated financial information is presented for illustrative purposes only and is not necessarily indicative of the results of operations or financial condition had the merger been completed on the dates described above, nor is it necessarily indicative of the results of operations in future periods or the future financial position of the combined entities. The financial information should be read in conjunction with the accompanying Notes to the Unaudited Pro Forma Combined Condensed Consolidated Financial Information. Certain reclassifications have been made to 1st Constitution’s historical financial information to conform to Lakeland’s presentation of financial information. In addition, as explained in more detail in the accompanying notes, the preliminary allocation of the pro forma purchase price reflected in the unaudited pro forma combined condensed consolidated financial information is subject to adjustment after the merger is completed and may vary significantly from the actual purchase price allocation that will be recorded upon completion of the merger.

The pro forma financial information includes estimated adjustments, including adjustments to record assets and liabilities of 1st Constitution at their respective fair values, and represents the pro forma estimates by Lakeland and 1st Constitution based on available fair value information as of the date of the merger agreement.

The unaudited pro forma combined condensed consolidated financial information has been derived from and should be read in conjunction with: Lakeland Bancorp’s audited consolidated financial statements and the related notes thereto as of and for the year ended December 31, 2020, which were included in Lakeland Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2020, and the Company’s unaudited financial statements and the related notes thereto as of and for the six months ended June 30, 2021, which were included in Lakeland Bancorp’s Quarterly Report on Form 10-Q for the six months ended June 30, 2021, which were filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 8, 2021, and August 6, 2021, respectively, and 1st Constitution’s audited consolidated financial statements as of and for the year ended December 31, 2020 and 2019 and 1st Constitution’s unaudited consolidated financial statements as of and for the six months ended June 30, 2021, which are being filed as Exhibit 99.2 and Exhibit 99.3 to this Current Report on Form 8-K, respectively.

Pro Forma Balance Sheet—June 30, 2021 Consolidated

	Lakeland at June 30, 2021	1st Constitution at June 30, 2021	Pro Forma Adjustments		Pro Forma Combined at June 30, 2021
	(Dollars in thousands, except per share amounts)
Cash	$358,052	$18,386	$(16,762	)(1)	$359,676
Interest-bearing deposits due from banks	17,348	197,291			214,639

Total cash and cash equivalents	375,400	215,677	(16,762)		574,315

Investment securities available for sale, at estimated fair value	988,673	130,886			1,119,559
Investment securities held to maturity	94,278	97,993	3,800	(2)	196,071
Equity securities, at fair value	15,440	—			15,440
Federal Home Loan Bank and other membership stocks, at cost	9,210	1,247			10,457
Loans held for sale	816	6,017			6,833
Loans, net of deferred fees	5,988,832	1,235,442	600	(3)	7,224,874
Less: Allowance for credit losses on loans and leases	60,389	16,925	3,975	(4)	81,289

Net loans	5,928,443	1,218,517	(3,375)		7,143,585

Premises and equipment, net	47,641	14,043			61,684
Operating lease right-of-use assets	15,513	15,707			31,220
Accrued interest receivable	18,309	4,306			22,615
Goodwill	156,277	34,662	31,548	(5)	222,487
Other identifiable intangible assets	2,841	1,182	5,318	(6)	9,341
Bank owned life insurance	116,398	37,658	—		154,056
Other assets	84,999	11,350	(473	)(7)	95,876

Total Assets	$7,854,238	$1,789,245	$20,056		$9,663,539

Total deposits	6,715,035	1,546,061	$1,100	(8)	8,262,196
Federal funds purchased and securities sold under agreements to repurchase	100,190	—	—		100,190
Other borrowings	25,000	—			25,000
Subordinated debentures	113,045	18,557	(2,000	)(9)	129,602
Operating lease liabilities	16,847	16,612			33,459
Other liabilities	87,445	12,358	—		99,803

Total Liabilities	$7,057,562	$1,593,588	$(900)		$8,650,250

Common stock, no par value	563,980	111,775	120,023	(10)	795,778
Retained earnings	228,803	83,333	(98,518	)(11)	213,618
Treasury shares, at cost	(1,452)	(739)	739	(12)	(1,452)
Accumulated other comprehensive income	5,345	1,288	(1,288	)(12)	5,345

Total Shareholders’ Equity	796,676	195,657	20,956		1,013,289

Total Liabilities and Shareholders’ Equity	$7,854,238	$1,789,245	$20,056		$9,663,539

Per share information
Common shares outstanding	50,601,349	10,284,848	3,678,890		64,565,087
Book value per common share	$15.74	$19.02			$15.69

(1) Adjustment to record merger related expenses and cash-out of 1st Constitution options 1st Constitution after-tax transaction expenses	$9,252
Lakeland Bancorp pre-tax transaction expenses	5,275

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Cash out of 1st Constitution restricted stock units.		698
Cash out of 1st Constitution stock options, pre-tax.		1,537

Total merger-related adjustments to cash		$16,762
(2) Adjustment to record held to maturity investment securities at fair value		$3,800
(3) Adjustment to record loans at fair value
Interest rate adjustment to record loans at fair value	$16,300
Less: Gross credit mark on loans	(20,900)
Plus: Purchased credit discount (“PCD”) CECL reserve gross up amount	5,200

Net adjustment on loans		$600
(4) Reversal of existing 1st Constitution Bancorp allowance for loan and lease losses	$(16,925)
Less: PCD CECL reserve	5,200
Less: Provision for estimated lifetime credit losses for Non-PCD loans	15,700

Net adjustment to allowance for credit losses on loans and leases		$3,975

(5)   Excess of purchase price less 1st Constitution tangible equity, elimination of existing 1st Constitution goodwill, net fair value adjustments and creation of core deposit intangible (“CDI”). The purchase price was estimated to equal $231,798 based on the issuance or 13,963,738 shares in the Merger reflecting 10,284,848 1st Constitution shares outstanding as of June 30, 2021 and an exchange ratio of 1.3577x. The purchase price assumption is based on an assumed price for Lakeland stock equal to $16.60 per share which was the closing price for Lakeland as of August 6, 2021.

1st Constitution tangible equity:
Total shareholders’ equity	$195,657
Less: CDI	(1,182)
Less: Goodwill	(34,662)

1st Constitution tangible equity		$159,813

Purchase price	$231,798
Less: Tangible equity of 1st Constitution	(159,813)
Plus: Net adjustment to record FCCY merger related expenses (after tax)	9,252

Excess of purchase price over tangible equity of 1st Constitution Bancorp	81,237
Less: Net fair value adjustments	(15,027)

Preliminary pro forma goodwill resulting from merger		$66,210
Less: 1st Constitution Bancorp existing goodwill		(34,662)

Net adjustment to goodwill		$31,548

(6) Adjustment to record CDI
Estimated CDI		$6,500
Less: 1st Constitution Bancorp existing CDI		(1,182)

Net adjustment to CDI		$5,318

(7) Current/deferred income taxes created as a result of purchase accounting adjustments.
Current and deferred income taxes on fair value adjustments	$(6,619)
Plus: Current/deferred income taxes on Lakeland Bancorp transaction expenses	1,064

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Plus: Current/deferred income taxes on provision for non-PCD loans	4,726
Plus: Deferred taxes (net) eliminated on 1st Constitution Bancorp existing CDI	356

Current/deferred income taxes created as a result of purchase accounting adjustments		$(473)

(8) Adjustment to record time deposits at fair value		(1,100)
(9) Adjustment to record subordinated debt at fair value.		2,000
(10) Elimination of 1st Constitution Bancorp’s common stock and record issuance of a 13,963,738 shares of Lakeland Bancorp common stock, no par value, as consideration.
Shares issued based on 10,284,848 1st Constitution shares outstanding as of June 30, 2021 and an exchange ratio of 1.3577x.
Eliminate existing 1st Constitution existing common stock.	$(111,775)
Record Lakeland Bancorp common stock issued in consideration	231,798

Adjustment to common stock, no par value.		120,023
(11) Eliminate 1st Constitution Bancorp’s retained earnings as of June 30, 2021.	$(83,333)
Record the impact to equity of the CECL non-purchased deteriorated credit loans net of taxes.	$(10,974)
Record Lakeland Bancorp’s transaction expenses, net of taxes.	(4,210)

Total adjustments to retained earnings		$(98,518)

(12) Eliminate 1st Constitution Bancorp’s other capital accounts.
Treasury shares, at cost		$739
Accumulated other comprehensive income		$(1,288)

Pro Forma Income Statement—June 30, 2021 Consolidated

	Lakeland for the Six Months Ended June 30, 2021	1st Constitution for the Six Months Ended June 30, 2021	Pro Forma Adjustments		Pro Forma Combined for the Six Months Ended June 30, 2021
	(Dollars in thousands, except per share amounts)
Interest income:
Loans and fees	$119,307	$30,770	$(100	)(1)	$149,977
Federal funds sold and interest-earning deposits with banks	89	95			184
Investment securities	9,253	1,960	(475	)(2)	10,738

Total interest income	128,649	32,825	(575)		160,899

Interest expense:
Deposits	9,362	2,940	$(550	)(3)	$11,752
Federal funds	39	—	—		39
Other borrowings	2,780	167	67	(4)	3,014

Total interest expense	12,181	3,107	(483)		14,805

Net interest income	116,468	29,718	(92)		146,094
Provision for loan losses	(8,601)	2,000	—		(6,601)

Net interest income after provision for loan losses	125,069	27,718	(92)		152,695

Noninterest income:
Service charges on deposit accounts	4,741	224	—		$4,965
Commissions and fees	3,353	—	—		3,353
Income on bank owned life insurance	1,277	342	—		1,619
Gain (loss) on equity securities	(133)	—	—		(133)
Gains on sales of loans	1,315	5,861	—		7,176
Gains on sales of investment securities, net	9	4	—		13
Swap income	634	—	—		634
Other income	(168)	1,382	—		1,214

Total non-interest income	11,028	7,813	—		$18,841

Non-interest expense:
Compensation and employee benefits	40,925	13,411	—		$54,336
Premises and equipment	12,396	2,472	—		14,868
FDIC insurance	1,332	425	—		1,757
Data processing	2,554	996	—		3,550
Other operating expenses	10,793	4,328	432	(5)	15,553

Total non-interest expense	68,000	21,632	432		$90,064

Income before tax expenses	68,097	13,899	(524)		81,472
Income tax expense	17,515	3,818	(158	)(6)	21,175

Net income available to common shareholders	$50,582	$10,081	$(366)		$60,297

Less: earnings allocated to participating securities	(531)	—	—		(531)

Pro Forma Income Statement—June 30, 2021 Consolidated

	Lakeland for the Six Months Ended June 30, 2021	1st Constitution for the Six Months Ended June 30, 2021	Pro Forma Adjustments		Pro Forma Combined for the Six Months Ended June 30, 2021
	(Dollars in thousands, except per share amounts)
Net income allocated to common shareholders	$50,051	$10,081	$(366)		$59,766

Per share information
Basic earnings per share	$0.99	$0.98			$0.93
Average basic shares outstanding	50,606,002	10,267,343	3,696,395	(7)	64,569,740
Diluted earnings per share	$0.98	$0.98			$0.92
Average diluted shares outstanding	50,821,610	10,315,780	3,647,958	(7)	64,785,348

(1)	Net adjustment to interest income to record the estimated amortization of the net fair value premium on loans over three years on a straight-line basis
(2)	Net adjustment to interest income to record the estimated amortization of the fair value adjustment on held to maturity security investments over four years on a straight line basis.
(3)	Net adjustment to deposit interest expense to record the estimated amortization of the fair value adjustment on deposits over one year on a straight-line basis.
(4)	Net adjustment to interest expense to record the estimated amortization of the fair value adjustment on subordinated debt over fifteen years on a straight-line basis.
(5)	Estimated adjustment to CDI amortization expense assuming a ten year life using the sum of the years digits amortization method.

Reverse amortization recorded for the six months ended June 30, 2021	$(159)
Adjustment to CDI amortization	591

Net adjustment	$432

(6)	Tax effect on the pro forma adjustments at an assumed 30.10% effective combined federal and state tax rate.
(7)	Reflects the issuance of 13,963,738 shares of Lakeland Bancorp common stock in consideration for the outstanding share of 1st Constitution Bancorp.

Pro Forma Income Statement—December 31, 2020 Consolidated

	Lakeland for the Year Ended December 31, 2020	1st Constitution for the Year Ended December 31, 2020	Pro Forma Adjustments		Pro Forma Combined for the Year Ended December 31, 2020
	(Dollars in thousands, except per share amounts)
Interest income:
Loans and fees	$229,036	$63,808	$(200	)(1)	$292,644
Federal funds sold and interest-earning deposits with banks	348	107			455
Investment securities	19,458	5,231	(950	)(2)	23,739

Total interest income	248,842	69,146	(1,150)		316,838

Interest expense:
Deposits	32,059	9,981	$(1,100	)(3)	$40,940
Federal funds	556	—	—		556
Other borrowings	8,540	662	133	(4)	9,335

Total interest expense	41,155	10,643	(967)		50,831

Net interest income	207,687	58,503	(183)		266,007
Provision for loan losses	27,222	6,698	15,700	(5)	49,620

Net interest income after provision for loan losses	180,465	51,805	(15,883)		216,387

Non-interest income:
Service charges on deposit accounts	9,148	601	—		$9,749
Commissions and fees	5,868	—	—		5,868
Income on bank owned life insurance	2,657	818	—		3,475
Gain (loss) on equity securities	(552)	—	—		(552)
Gains on sales of loans	3,322	10,230	—		13,552
Gains on sales of investment securities, net	1,213	101	—		1,314
Swap income	4,719	—	—		4,719
Other income	735	2,893	—		3,628

Total non-interest income	27,110	14,643	—		$41,753

Non-interest expense:
Compensation and employee benefits	80,399	26,681	—		$107,080
Premises and equipment	21,871	4,776	—		26,647
FDIC insurance	2,123	816	—		2,939
Data processing	4,964	1,871	—		6,835
Other operating expenses	23,441	7,611	792	(6)	31,844

Total noninterest expense	132,798	41,755	792		$175,345

Income before tax expense	74,777	24,693	(16,675)		82,795
Income tax expense	17,259	6,607	(5,019	)(7)	18,847

Net income available to common shareholders	$57,518	$18,086	$(11,656)		$63,948

Pro Forma Income Statement—December 31, 2020 Consolidated

	Lakeland for the Year Ended December 31, 2020	1st Constitution for the Year Ended December 31, 2020	Pro Forma Adjustments		Pro Forma Combined for the Year Ended December 31, 2020
	(Dollars in thousands, except per share amounts)
Less: earnings allocated to participating securities	(511)	—	—		(511)

Net income allocated to common shareholders	$57,007	$18,086	$(11,656)		$63,437

Per Share Information
Basic earnings per share	$1.13	$1.77			$0.98
Average basic shares outstanding	50,540,136	10,220,319	3,743,419	(8)	64,503,874
Diluted earnings per share	$1.13	$1.76			$0.98
Average diluted shares outstanding	50,650,495	10,260,965	3,702,773	(8)	64,614,233

(1)	Net adjustment to interest income to record the estimated amortization of the net fair value premium on loans over three years on a straight-line basis.
(2)	Net adjustment to interest income to record the estimated amortization of the fair value adjustment on held to maturity security investments over four years on a straight line basis.
(3)	Net adjustment to interest expense to record the estimated amortization of the fair value adjustment on deposits over one year on a straight-line basis.
(4)	Net adjustment to interest expense to record the estimated amortization of the fair value adjustment on subordinated debt over fifteen years on a straight-line basis.
(5)

Adjustment to record provision expense of $15.7 million on 1st Constitution Bancorp’s non-PCD loans, including adoption of the current expected credit losses (“CECL”) methodology for 1st Constitution Bancorp loan portfolio (Day 2).

(6)	Estimated adjustment to CDI amortization expense assuming a ten year life using the sum of the years digits amortization method.

Amount
CDI intangible amortization.	$—
Reverse amortization recorded for the six months ended June 30, 2021	$(390)
Adjustment to CDI amortization	1,182

Net adjustment	$792

(7)	Tax effect on the pro forma adjustments at an assumed 30.10% effective combined federal and state tax rate.
(8)	Reflects the issuance of 13,963,738 shares of Lakeland Bancorp common stock in consideration for the outstanding share of 1st Constitution Bancorp.